Exhibit 13.1

CERTIFICATIONS FILED PURSUANT TO 17 CFR 240. 13(A) AND 18 U.S.C

SECTION 906 CERTIFICATION

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each undersigned officer of Barclays PLC, a public limited company incorporated under the laws of England and Wales (“Barclays”), hereby certifies, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2016 (the “Report”) of Barclays fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Barclays.

Date: February 23rd, 2017

/s/ James E Staley
James E Staley
Title: Group Chief Executive
Barclays PLC

Date: February 23rd, 2017

/s/ Tushar Morzaria
Tushar Morzaria
Title: Group Finance Director
Barclays PLC

SECTION 906 CERTIFICATION

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each undersigned officer of Barclays Bank PLC, a public limited company incorporated under the laws of England and Wales (“Barclays Bank”), hereby certifies, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2016 (the “Report”) of Barclays Bank fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Barclays Bank.

Date: February 23rd, 2017

/s/ James E Staley
James E Staley
Title: Group Chief Executive
Barclays Bank PLC

Date: February 23rd, 2017

/s/ Tushar Morzaria
Tushar Morzaria
Title: Group Finance Director
Barclays Bank PLC